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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                December 5, 2003
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

      Cayman Islands                 1-10809                    98-0191089
  (State or other jurisdiction of (Commission file number)   (I.R.S. Employer
   incorporation or organization)                           Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.   Other events.


On December 5, 2003, XL Capital Ltd issued the press release attached as Exhibit 99(a) and incorporated by reference herein.


Item 7. Financial Statements and Exhibits.


     (c)  Exhibits. The following exhibit is filed herewith:

     Exhibit No.   Description


     99(a) Press Release ("XL Capital Ltd Announces Filing of Post-Effective Amendments to the Registration Statements Covering Resales of Its Zero-Coupon Convertible Debentures Due 2021 and Its Liquid Yield Option(TM) Notes Due
                   2021") dated December 5, 2003.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 5, 2003


                                 XL CAPITAL LTD


                                 By:     /s/ Jerry de St. Paer
                                        ----------------------------------------
                                        Name:    Jerry de St. Paer
                                        Title:  Executive Vice President
                                                and Chief Financial Officer


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                                                                   Exhibit 99(a)


                       XL Capital Ltd
                                                                        XL House
                                                             One Bermudiana Road
                                                          Hamilton HM 11 Bermuda
                                                           Phone: (441) 292-8515
                                                             Fax: (441) 292-5280

NEWS RELEASE

IMMEDIATE

Contact:        Gavin R. Arton                                 Roger R. Scotton
                Investor Relations                             Media Relations
                441-294-7104                                   441-294-7165


XL CAPITAL LTD ANNOUNCES FILING OF POST-EFFECTIVE AMENDMENTS TO THE REGISTRATION STATEMENTS COVERING RESALES OF ITS ZERO-COUPON CONVERTIBLE DEBENTURES DUE 2021 AND ITS LIQUID YIELD OPTION(TM) NOTES DUE 2021



Hamilton, Bermuda (December 5, 2003) - XL Capital Ltd (NYSE: XL) ("XL") announced today that it has filed Post-Effective Amendments to its Registration Statements on Form S-3 (SEC File No. 333-66976 and SEC File No. 333-73410) (the "Registration Statements") covering (i) resales of XL's Zero-Coupon Convertible Debentures due May 23, 2021 (the "Debentures") by the holders of the Debentures and the ordinary shares of XL into which the Debentures are convertible and (ii) resales of XL's Liquid Yield Option(TM) Notes due September 7, 2021 (the "LYONs") by holders of the LYONs and the ordinary shares of XL into which the LYONs are convertible, respectively. As contemplated by the registration rights agreements entered into at the time of the original offering of the Debentures and the LYONs, the Post-Effective Amendments were filed to de-register certain of the Debentures and the LYONs and the ordinary shares into which each are convertible pursuant to an undertaking in the Registration Statements to de-register such number of Debentures and LYONs and ordinary shares as remain unsold as of the termination of the respective registered



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                                      -2-

offerings. The offerings contemplated by the Registration Statements have terminated by virtue of the expiration of XL's contractual obligations to maintain the effectiveness of the Registration Statements.

XL Capital Ltd, through its operating subsidiaries, is a leading provider of insurance and reinsurance coverages and financial products to industrial, commercial and professional service firms, insurance companies, and other enterprises on a worldwide basis. As of September 30, 2003, XL Capital Ltd had consolidated assets of approximately $39.6 billion and consolidated shareholders' equity of approximately $7.4 billion. More information about XL Capital Ltd is available at www.xlcapital.com.

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